Summary Prospectus	April 13, 2018
Direxion Shares ETF Trust
Portfolio+ Total Bond Market ETF
Ticker: PPTB
Listed on NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information, online at www.portfolioplusetfs.com/regulatory-docs. You can also get this information at no cost by calling Fund Investor Services at 833-547-4417 or by sending an e-mail request to info@portfolioplusetfs.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated January 17, 2018, as last supplemented April 13, 2018, are incorporated by reference into this Summary Prospectus.
Important Information Regarding the Fund
The Portfolio+ Total Bond Market ETF (the “Fund”) seeks daily leveraged investment results. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Bloomberg Barclays US Aggregate Bond Index (the “Index”). The volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. As a result of volatility, the Fund may not behave as expected. The Fund is intended to be used by investors who intend to monitor their portfolios. An investment in the Fund is not a complete investment program.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 125% of the daily performance of the Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy or hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may pay costs (including customary brokerage commissions) charged by their broker.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(2)	0.21%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	0.68%
Expense Cap/Reimbursement(3)	-0.34%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.34%
(1)	Direxion Advisors, LLC (“Direxion” or the “Adviser”) has contractually agreed to waive 0.15% of its Management Fees through September 1, 2019, which is not subject to recoupment by the Adviser. There is no guarantee that the management fee waiver will continue after September 1, 2019. This contractual waiver may be terminated or revised at any time by the Board of Trustees.
(2)	Estimated for the Fund's current fiscal year.
(3)	Direxion has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Direxion has contractually agreed to cap all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2019, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.32% of the Fund’s daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$35	$183
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in equities in the Index, exchange-traded funds ("ETFs") that track the Index and other financial instruments that provide daily leveraged exposure to the Index or ETFs that track the Index. The financial instruments in which the Fund normally invests include swap agreements and futures contracts which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund is expected to hold equities, money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

Summary Prospectus	1	Portfolio+ Total Bond Market ETF

The Index measures the performance of the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. Dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly. As of December 31, 2017, the Index had 9,734 components.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, or utilize derivatives such as swaps on the Index, swaps on an ETF that tracks the same Index or a substantially similar index as the Fund, or futures contracts that provide leveraged exposure to the above. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Certain of the derivative instruments in which the Fund may invest may be traded in the over-the-counter market, which generally provides for less transparency than exchange-traded derivative instruments. The Fund seeks to remain fully invested at all times consistent with its stated investment objective.
At the close of the markets each trading day, Direxion positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all or a portion of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents some risks not traditionally associated with most mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk - The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is very likely to be better or worse than 125% of the Index’s performance, before fees and expenses. Compounding affects all investments, but has a more significant impact on leveraged funds. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 125% of the performance of the Index. The effect of compounding becomes more pronounced as Index volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the holding period of an investment in the Fund. If adverse daily performance of the Index reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown in the chart below, the Fund would be expected to lose 4.4% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 32.3% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red represent those scenarios where the Fund can be expected to return less than 125% of the performance of the Index and those shaded green represent those scenarios where the Fund can be expected to return more than 125% of the performance of the Index. The table below is intended to isolate the effect of Index volatility and performance on the Fund’s performance. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors
Summary Prospectus	2	Portfolio+ Total Bond Market ETF

discussed above or in “Daily Index Correlation/Tracking Risk” below.
One Year Index	125% One Year Index	Volatility Rate
Return	Simple Return	10%	25%	50%	75%	100%
-60%	-75%	-68.6%	-70.1%	-74.3%	-78.3%	-81.3%
-50%	-63%	-58.4%	-60.3%	-65.0%	-70.3%	-74.3%
-40%	-50%	-47.7%	-49.9%	-55.7%	-61.8%	-66.6%
-30%	-38%	-36.5%	-39.0%	-45.9%	-52.7%	-58.5%
-20%	-25%	-24.9%	-27.8%	-35.6%	-43.6%	-50.0%
-10%	-13%	-13.0%	-16.3%	-25.2%	-34.2%	-41.1%
0%	0%	-0.8%	-4.4%	-13.8%	-24.6%	-32.3%
10%	13%	11.8%	7.6%	-2.9%	-14.1%	-23.0%
20%	25%	24.6%	20.0%	7.8%	-4.3%	-14.3%
30%	38%	37.7%	32.5%	18.4%	5.5%	-5.0%
40%	50%	51.0%	45.1%	29.8%	15.8%	5.5%
50%	63%	64.5%	57.9%	40.7%	25.3%	14.8%
60%	75%	78.2%	70.8%	51.8%	35.5%	23.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2017 was 3.17%. The Index’s highest volatility rate for any one calendar year during the five-year period was 3.76% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2017 was 2.10%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. Futures contracts are also subject to leverage risk.
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Index will be magnified. This means that your investment in the Fund will be reduced by an amount equal to 1.25% for every 1% daily decline in the Index, not including the cost of financing the leverage utilized and the impact of operating expenses, which would further lower your investment. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Counterparty Risk —The Fund may invest in financial instruments involving third parties (i.e., counterparties) such as swap agreements and futures contracts. Due to the use of these financial instruments, the Fund is exposed to the risk that a counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment
Summary Prospectus	3	Portfolio+ Total Bond Market ETF

obligations to the Fund, the Fund may not receive the full amount it is entitled to receive and the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral could be stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities of a counterparty to the Fund who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”). In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Intra-Day Investment Risk - The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Index at the market close on the first trading day and the value of the Index at the time of purchase. If the Index gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Index declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Since a Fund starts each trading day with exposure which is 125% of its net assets, a change in both the exposure and the net assets of the Fund by the same absolute amount results in a change in the comparative relationship of the two. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close, it would seek $125 of exposure to the next trading day’s Index performance. If the Index rose by 1% by noon the following trading day, the exposure of the Fund will have risen by 1% to $126.25 and the net assets will have risen by that $1.25 gain to $101.25. With net assets of $101.25 and exposure of $126.25, a purchaser at that point would be receiving 124.7% exposure of her investment instead of 125%.
Daily Index Correlation/Tracking Risk - There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its daily leveraged investment objective. To achieve a high degree of correlation with the Index, the Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily leveraged investment objective. In addition, the target amount of portfolio exposure to the Index is impacted dynamically by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours between different markets, and because the level of the Index may be determined using prices obtained at times other than the Fund's net asset value calculation time, correlation to the Index may be measured by comparing the Fund's daily return to a multiple of the daily performance of the Index or by comparing the daily change in the Fund's net asset value per share to a multiple of the daily performance of one or more U.S. ETFs that reflect the values of the securities underlying the Index as of the Fund's net asset value calculation time. It is important to note that the correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its daily leveraged investment objective. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s correlation to the Index.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
Asset-Backed Securities Risk - Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund’s asset-backed securities also may be affected by changes in interest rates, the availability of information
Summary Prospectus	4	Portfolio+ Total Bond Market ETF

concerning the interest in, and structure of, the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.
Mortgage-Backed Securities Risk— The Fund may invest in and/or have exposure to mortgage-backed securities (“MBS”), some of which may not be backed by the full faith and credit of the U.S. government. MBS are subject to prepayment or call risk and extension risk. Because of these risks, MBS react differently than other bonds to changes in interest rates. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss.
Debt Instrument Risk — The Fund may invest in and/or have exposure fixed-income securities and debt instruments, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. In addition, changes in the credit quality of the issuer of a debt instrument can also affect the price of a debt instrument, as can an issuer’s default on its payment obligations. Such factors may cause the value of an investment in the Fund to decrease.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Credit Risk — The Fund could lose money if the issuer or guarantor of a debt security goes bankrupt or is unable or unwilling to make interest payments and/or repay principal. Changes in an issuer’s financial strength or in an issuer’s or debt security’s credit rating also may affect a security’s value and thus have an impact on Fund net asset value and performance.
Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Index includes a substantial portion of fixed-income securities with longer-term durations, rising interest rates may cause the value of the Index to decline significantly. Because the Fund invests in long-term bonds, the effect of increasing interest rates may be more pronounced than investment in intermediate-term or short-term bonds. In recent years, the United States has experienced historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of fixed-income securities to decrease and adversely impact the liquidity of fixed-income securities and lead to increased volatility of fixed-income markets. Changes or volatility in interest rates may materially affect the performance of the Fund. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets.
Call Risk — An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security the holder of the security may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risk or securities with other, less favorable features.
Extension Risk — During periods of rising interest rates, certain debt obligations may be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, which may adversely impact the value of the Fund’s investments.
Prepayment Risk — Many types of debt securities are subject to prepayment risk, which is the risk that the issuer of the security will repay principal prior to the maturity date. As a result, the Fund may have to reinvest its assets in other debt securities that have lower yields. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial trading losses.
High Portfolio Turnover Risk - Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on such exchanges as the NYSE Arca, Inc., could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions
Summary Prospectus	5	Portfolio+ Total Bond Market ETF

resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the United States. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Direxion’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus materially affecting Fund performance.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). The Adviser cannot predict whether Shares will trade above, below or at net asset value. The Fund will only issue or redeem shares in creation units, which are blocks of 50,000 Shares or multiplies thereof, to Authorized Participants who have entered into agreements with the Fund’s distributor. Given the fact that Shares can be created and redeemed in creation units, the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. There may, however, be times when the market price and the net asset value vary significantly and a shareholder may trade shares at a premium or a discount to the Fund’s net asset value. The Fund’s investment results are measured based upon the daily net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund. There is no guarantee that an active secondary market will develop for Shares of the Fund. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, trading spreads and the resulting premium or discount on the Fund’s Shares may widen and the Fund’s Shares may possibly be subject to trading halts and/or delisting.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable, such as extraordinary market volatility or other reasons. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the exchange on which they
Summary Prospectus	6	Portfolio+ Total Bond Market ETF

trade, and the listing requirements may be amended from time to time.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at portfolioplusetfs.com/etfs or by calling the Fund toll-free at 833-547-4417.
Management
Investment Adviser. Direxion Advisors, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Direxion’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in February 2018	Portfolio Manager
Tony Ng	Since Inception in February 2018	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s shares are not individually redeemable. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 50,000 Shares. Retail investors may only purchase and sell Shares on a national securities exchange through a broker-dealer and may incur brokerage costs. Because the Shares trade at market prices rather than net asset value, Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus	7	Portfolio+ Total Bond Market ETF

Portfolio+ Total Bond Market ETF
Summary Prospectus	SEC File Number: 811-22201